UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2009

AIRVANA, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33576	04-3507654
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Alpha Road Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 250-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 13, 2009, Airvana, Inc. issued a press release commenting on the anticipated payment of Nortel Networks Inc. pre-bankruptcy filing receivables. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)  The following document is included as an exhibit to this report:

99.1	Press Release issued by Airvana, Inc. on November 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airvana, Inc.

Date: November 13, 2009

By: /s/ Jeffrey D. Glidden

Jeffrey D. Glidden
Vice President, Chief Financial Officer
(Principal Financial Officer)